                                                                  EXHIBIT 10(b)

                      TRANSMISSION COORDINATION AGREEMENT


                                     Between

                        Central Power and Light Company,
                          West Texas Utilities Company,
                       Public Service Company of Oklahoma,
                       Southwestern Electric Power Company

                                       and

                      Central and South West Services, Inc.



                           Dated as of January 1, 1997
                         Revised as of October 29, 1999

                                TABLE OF CONTENTS
                                                                          Page

ARTICLE I

         TERM OF AGREEMENT...................................................2

         1.1      Effective Date.............................................2
                  --------------
         1.2      Periodic Review............................................2
                  ---------------

ARTICLE II

         DEFINITIONS.........................................................3

         2.1      Agreement..................................................3
                  ---------
         2.2      Ancillary Services.........................................3
                  ------------------
         2.3      Company Demand.............................................3
                  --------------
         2.4      Company Peak Demand........................................3
                  -------------------
         2.5      Control Area...............................................3
                  ------------
         2.6      Coordinating Committee.....................................3
                  ----------------------
         2.7      Designated Agent...........................................4
                  ----------------
         2.8      Direct Assignment Facilities...............................4
                  ----------------------------
         2.9      Generating Unit............................................4
                  ---------------
         2.10     Hour.......................................................4
                  ----
         2.11     Month......................................................4
                  -----
         2.12     Network Integration Transmission Service...................4
                  ----------------------------------------
         2.13     Open Access Transmission Tariff............................4
                  -------------------------------
         2.14     Point-to-Point Transmission Service........................4
                  -----------------------------------
         2.15     PUCT.......................................................5
                  ----
         2.16     Scheduling, System Control and Dispatch Service............5
                  -----------------------------------------------
         2.17     Transmission Customer......................................5
                  ---------------------
         2.18     Transmission Provider......................................5
                  ---------------------
         2.19     Transmission Service.......................................5
                  --------------------
         2.20     Transmission System........................................5
                  -------------------
         2.21     Transmission System Operator...............................5
                  ----------------------------

ARTICLE III

         OBJECTIVES..........................................................6

         3.1      Purposes...................................................6
                  --------


ARTICLE IV

         COORDINATING COMMITTEE..............................................7

         4.1      Coordinating Committee.....................................7
         4.2      Responsibilities of the Coordinating Committee.............7
         4.3      Delegation and Acceptance of Authority.....................8
         4.4      Reporting..................................................8

ARTICLE V

         PLANNING............................................................9

         5.1      Transmission Planning......................................9
                  ---------------------

ARTICLE VI

         TRANSMISSION.......................................................10

         6.1      Delegation to the Transmission System Operator............10
                  ----------------------------------------------
         6.2      Transmission Facilities...................................10
                  -----------------------
         6.3      Direct Assignment Facilities..............................10
                  ----------------------------
         6.4      Transmission Service Revenues.............................10
                  -----------------------------
         6.5      Payment of Costs for Network Use..........................12
                  --------------------------------
         6.6      Payment of Costs for Point-to-Point Transmission Service..13
                  --------------------------------------------------------

ARTICLE VII

         ANCILLARY SERVICES.................................................14

         7.1      Ancillary Services........................................14
                  ------------------

ARTICLE VIII

         GENERAL............................................................15

         8.1      Regulatory Authorization..................................15
                  ------------------------
         8.2      Effect on Other Agreements................................15
                  --------------------------
         8.3      Waivers...................................................15
                  -------
         8.4      Successors and Assigns; No Third Party Beneficiary........15
                  --------------------------------------------------
         8.5      Amendment.................................................16
                  ---------
         8.6      Independent Contractors...................................16
                  -----------------------
         8.7      Responsibility and Liability..............................16
                  ----------------------------

SCHEDULE A

         ALLOCATION OF TRANSMISSION REVENUES................................18

SCHEDULE B

         ANNUAL TRANSMISSION REVENUE REQUIREMENTS RATIOS....................20

SCHEDULE C

         ALLOCATION OF ANCILLARY SERVICE REVENUES...........................22

                      TRANSMISSION COORDINATION AGREEMENT

                                     Between

                        Central Power and Light Company,
                          West Texas Utilities Company,
                       Public Service Company of Oklahoma,
                       Southwestern Electric Power Company

                                       and

                      Central and South West Services, Inc.


     This TRANSMISSION COORDINATION AGREEMENT, hereinafter called "Agreement," is made and entered into as of the first day of January, 1997, by and among Central Power and Light Company (CPL), West Texas Utilities Company (WTU), Public Service Company of Oklahoma (PSO), and Southwestern Electric Power Company (SWEPCO), hereinafter separately referred to as "Company" and jointly as "Companies," and Central and South West Services, Inc. (CSWS).

     WHEREAS, Companies are the owners and operators of interconnected generation, transmission and distribution facilities with which they are engaged in the business of transmitting and selling electric power to the general public, to other entities and to other electric utilities; and

     WHEREAS,  Companies  achieve economic  benefits for their customers through
coordinated   planning,   operation  and   maintenance  of  their   transmission
facilities;

     NOW, THEREFORE, the Companies and CSWS mutually agree as follows:

                                    ARTICLE I

                                TERM OF AGREEMENT

     1.1 Effective Date

     This Agreement shall become effective as of January 1, 1997, or such later date as is established by the Federal Energy Regulatory Commission. This Agreement shall continue in force and effect until December 31, 2001, and continue from year to year thereafter until terminated by written notice given by any Company to the other Companies and to CSWS.


     1.2 Periodic Review

     This Agreement will be reviewed periodically by the Coordinating Committee, as defined herein, to determine whether revisions are necessary to meet changing conditions. In the event that revisions are made by the Companies pursuant to
Section 8.5, and after requisite approval or acceptance for filing by the appropriate regulatory authorities, the Coordinating Committee may thereafter, for the purpose of ready reference to a single document, prepare for distribution to the Companies an amended document reflecting all changes in and additions to this Agreement with notations thereon of the date amended.

                                   ARTICLE II

                                   DEFINITIONS

     For purposes of this Agreement, the following definitions shall apply:

     2.1 Agreement shall mean this Transmission Coordination Agreement including
all  attachments  and  schedules   applying  thereto  and  any  amendments  made
hereafter.

     2.2 Ancillary Services shall mean those services that are necessary to support the transmission of capacity and energy from resources to loads while maintaining reliable operation of the Companies' transmission facilities in accordance with Good Utility Practice, as that term is defined in the Open Access Transmission Tariff.

     2.3 Company Demand shall mean the demand in megawatts of all retail and wholesale power customers on whose behalf the Company, by statute, franchise, regulatory requirement, or contract, has undertaken an obligation to construct and operate its transmission system to meet the reliable electric needs of such customers, integrated over a period of one hour, plus the losses incidental to that service.

     2.4 Company Peak Demand for a period shall be the highest Company Demand for any hour during the period.

     2.5 Control Area shall mean an electric power system or combination of electric power systems to which a common automatic generation control scheme is applied for the purposes specified in the Open Access Transmission Tariff.

     2.6 Coordinating Committee shall mean the organization established pursuant to Section 4.1 of this Agreement and whose duties are more fully set forth herein.

     2.7 Designated Agent shall mean any entity that performs actions or functions on behalf of the Transmission Provider, an Eligible Customer (as that term is defined in the Open Access Transmission Tariff), or the Transmission Customer required under the Open Access Transmission Tariff.

     2.8 Direct Assignment Facilities shall mean facilities or portions of facilities that are constructed by the Transmission Provider for the sole use or benefit of a particular Transmission Customer requesting service under the Open Access Transmission Tariff.

     2.9 Generating Unit shall mean an electric generator, together with its prime mover and all auxiliary and appurtenant devices and equipment designed to be operated as a unit for the production of electric capacity and energy.

     2.10 Hour shall mean a clock-hour.

     2.11 Month shall mean a calendar month consisting of the applicable 24-Hour periods as measured by Central Standard Time.

     2.12 Network Integration Transmission Service shall mean the transmission service provided under Part III of the Open Access Transmission Tariff.

     2.13  Open  Access   Transmission   Tariff   shall  mean  the  Open  Access
Transmission Tariff filed with the Federal Energy Regulatory Commission on behalf of the Companies as it may be amended from time to time.

     2.14 Point-to-Point Transmission Service shall mean the reservation and transmission of capacity and energy on either a firm or non-firm basis from the points of receipt to the points of delivery under Part II of the Open Access Transmission Tariff.

     2.15 PUCT shall mean the Public Utility Commission of Texas.

     2.16 Scheduling, System Control and Dispatch Service shall mean the service required to schedule the movement of power through, out of, within, or into a Control Area, as specified in Schedule 1 of the Open Access Transmission Tariff.

     2.17 Transmission Customer shall mean any Eligible Customer as defined in the Open Access Transmission Tariff (or its Designated Agent) that (i) executes a Service Agreement, or (ii) requests in writing that the Transmission Provider file with the Federal Energy Regulatory Commission a proposed unexecuted Service Agreement to receive service under the Open Access Transmission Tariff. This term is used in the Part I Common Service Provisions of the Open Access Transmission Tariff to include customers receiving service under Part II and
Part III of the Open Access Transmission Tariff.

     2.18 Transmission Provider shall mean the Transmission System Operator (or its Designated Agent).

     2.19 Transmission Service shall mean Point-to-Point Transmission Service provided under Part II of the Open Access Transmission Tariff on a firm and non-firm basis.

     2.20 Transmission System shall mean the facilities owned, controlled or operated by the Companies that are used to provide transmission service under Parts II and III of the Open Access Transmission Tariff.

     2.21 Transmission System Operator shall mean that part of CSWS that is charged with monitoring the reliability of the Companies' Transmission System.

                                   ARTICLE III

                                   OBJECTIVES

     3.1 Purposes

     The purposes of this Agreement are (a) to provide the contractual basis for the coordinated planning and operation of the Companies' transmission facilities to achieve optimal economies, consistent with reliable electric service and regulatory and environmental requirements and (b) to provide the means by which the Companies will allocate among themselves the revenue that they receive for service provided under the Open Access Transmission Tariff. Any revenue received by a Company(ies) from the provision of service under an agreement, tariff or rate schedule other than the Open Access Transmission Tariff, including without limitation the Open Access Transmission Tariff for Service Offered by the Southwest Power Pool Transmission Providers, will be kept by the Company(ies) that is (are) the party(ies) to such agreement, tariff or rate schedule.

                                   ARTICLE IV

                             COORDINATING COMMITTEE

     4.1 Coordinating Committee

     The Coordinating Committee is the organization established to oversee planning, construction, operation, and maintenance of the Transmission System. The Coordinating Committee members shall include at least one member representing each of the parties hereto who is not a member of the Operating Committee established under the CSW Operating Agreement. The chairperson, who shall be the appointed by the chief executive officer of the holder of the majority of the common stock of the Companies, shall appoint the member representative(s) of the Companies. Other than the chairperson, there shall be the same number of members representing each Company. The majority of the members on the Coordinating Committee shall be representatives of the Companies. Coordinating Committee decisions shall be by a majority vote of those present. However, any member not present may vote by proxy. The chairperson shall vote only in case of a tie. No merchant function employee of the Companies shall be appointed to, or serve on, the Coordinating Committee.

     4.2 Responsibilities of the Coordinating Committee

     The Coordinating Committee shall be responsible for overseeing:

          (a) the Companies in the coordinated planning of their transmission facilities, including studies for transmission planning purposes and their interaction with independent system operators and other regional bodies that are interested in transmission planning; and

          (b) compliance with the terms of the Open Access Transmission Tariff and the rules and regulations of the Federal Energy Regulatory Commission relating thereto.

     4.3 Delegation and Acceptance of Authority

     The Companies hereby delegate to the Coordinating Committee, and the Coordinating Committee hereby accepts, responsibility and authority for the duties listed in this Article and elsewhere in this Agreement.

     4.4 Reporting

     The Coordinating Committee shall provide periodic summary reports of its activities under this Agreement to the transmission and reliability function employees of the Companies and shall keep such employees of the Companies informed of situations or problems that may materially affect the reliability of the Transmission System. Furthermore, the Coordinating Committee agrees to report to the transmission and reliability function employees of the Companies in such additional detail as is requested regarding specific issues or projects under its oversight.

                                    ARTICLE V

                                    PLANNING

     5.1 Transmission Planning

     The Companies agree that their respective transmission facilities shall be planned and developed on the basis that their combined individual systems constitute a coordinated transmission system and that the objective of their planning shall be to maximize the economy, efficiency and reliability of the Transmission System as a whole. In this connection, the Coordinating Committee will from time to time, as it deems appropriate, direct studies for transmission planning purposes.

                                   ARTICLE VI

                                  TRANSMISSION

     6.1 Delegation to the Transmission System Operator

     The Companies shall delegate to the Transmission System Operator the responsibility and authority to act as Transmission Provider on behalf of the Companies for all of the requirements and purposes of the Open Access Transmission Tariff.

     6.2 Transmission Facilities

     Each Company shall make its transmission facilities available to the Transmission System Operator.

     6.3 Direct Assignment Facilities

     Each Company shall make Direct Assignment Facilities available to the Transmission System Operator as may be required to provide service to a particular Transmission Customer requesting service under the Open Access Transmission Tariff.

     6.4 Transmission Service Revenues

     (a) The Companies shall share transmission service revenues obtained from the use of the transmission facilities that comprise the Transmission System in accordance with Schedule A to this Agreement. Transmission service revenues are those revenues received for service provided under the Open Access Transmission Tariff. The Companies' annual transmission revenue requirements are shown on Schedule B to this Agreement and shall be revised whenever there is a change to the annual transmission revenue requirements in Attachment H to the Open Access Transmission Tariff or a change to the annual transmission revenue requirements underlying the rates set forth in Schedules 7 and 8 to the Open Access Transmission Tariff. Future revisions to the transmission revenue requirements ratios set forth in Schedule B will be made by the Companies' making an appropriate filing with the Commission, if required by law. Such changes shall become effective as of the date accepted or approved by the Commission, subject to refund if the Commission so orders.

     (b) Revenues received for ERCOT Regional Transmission Service provided under Part IV of the Open Access Transmission Tariff shall be allocated between CPL and WTU in accordance with matrices prepared by the ERCOT independent system operator (ISO).

     (c) Revenues received for Ancillary Services shall be allocated among the Companies in accordance with the revenue ratios set forth in Schedule C. Future revisions to the revenue ratios set forth in Schedule C will be made by the Companies' making an appropriate filing with the Commission, if required by law. Such changes shall become effective as of the date accepted or approved by the Commission, subject to refund if the Commission so orders.

     (d) Revenues received for third-party use of Direct Assignment Facilities shall be distributed to the Company(ies) owning such facilities.

     (e) The distribution to the Companies of revenues received for stranded costs received from third-party customers under the Open Access Transmission Tariff shall be determined on a case-by-case basis and shall be filed with the Commission, if required by law.

     (f) The distribution to the Companies of revenues received for new transmission facilities received from third-party customers under the Open Access Transmission Tariff shall be determined on a case-by-case basis and shall be filed with the Commission, if required by law.

     (g) Revenues received for studies performed for the benefit of a Transmission Customer under Part II or Part III of the Open Access Transmission Tariff shall be allocated to each CSW Operating Company in proportion to the ratio of each CSW Operating Company's number of transmission pole miles, as such number of transmission pole miles is reported in each CSW Operating Company's Form 1 annual report, over the total number of transmission pole miles of the Transmission System. Revenues received for studies performed for the benefit of a Transmission Customer under Part IV of the Open Access Transmission Tariff shall be allocated between CPL and WTU in proportion to the ratio of each of their respective transmission pole miles, as such transmission pole miles are reported in their Form 1 annual reports, over the total number of transmission pole miles of CPL and WTU combined.


     6.5 Payment of Costs for Network Use

     The Transmission System Operator shall bill each of the Companies for the amount due to the Transmission System Operator in each Month for their use of Network Integration Transmission Service and Ancillary Services under the Open Access Transmission Tariff on the basis set forth in the Open Access Transmission Tariff.

     6.6 Payment of Costs for Point-to-Point Transmission Service

          (a) The cost of Transmission Service on the Transmission System for third-party off-system sales by a Company shall be borne by the selling Company(ies).

          (b) The cost of Transmission Service provided by a third-party for off-system sales by a Company shall be borne by the selling Company(ies).

                                   ARTICLE VII

                               ANCILLARY SERVICES

     7.1 Ancillary Services

          (a) Each Company shall make available Ancillary Services as required to provide service under the Open Access Transmission Tariff.

          (b) Revenues received for Ancillary Services will be allocated between the Companies in accordance with Section 6.4(c) of this Agreement.

                                  ARTICLE VIII

                                     GENERAL

     8.1 Regulatory Authorization

     This Agreement is subject to certain regulatory approvals and the Companies shall diligently seek all necessary regulatory authorization for this Agreement.

     8.2 Effect on Other Agreements

     This Agreement shall not modify the obligations of any of the Companies under any agreement between such Company and others not parties to this Agreement in effect on the effective date of this Agreement.

     8.3 Waivers

     Any waiver at any time by a Company of its rights with respect to a default by any other Company under this Agreement shall not be deemed a waiver with respect to any subsequent default of similar or different nature.

     8.4 Successors and Assigns; No Third Party Beneficiary

     This Agreement shall inure to and be binding upon the successors and assigns of the respective Companies, but shall not be assignable by any of the Companies without the written consent of the other Companies, except upon foreclosure of a mortgage or deed of trust. Nothing expressed or mentioned or to which reference is made in this Agreement is intended or shall be construed to give any person or corporation other than the Companies any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, expressly or by reference, or any schedule hereto, this Agreement, any such schedule and any and all conditions and provisions hereof and thereof being intended to be and being for the sole exclusive benefit of the Companies, and for the benefit of no other person or corporation.

     8.5 Amendment

     It is contemplated by the Companies that it may be appropriate from time to time to change, amend, modify or supplement this Agreement or the schedules that are attached to this Agreement, to reflect changes in operating practices or costs of operations or for other reasons. This Agreement or such schedules may be changed, amended, modified or supplemented by an instrument in writing executed by all of the Companies subject to any required approval or acceptance for filing by the appropriate regulatory authorities.

     8.6 Independent Contractors

     By entering into this Agreement the Companies shall not become partners, and as to each other and to third persons, the Companies shall remain independent contractors in all matters relating to this Agreement.

     8.7 Responsibility and Liability

     The liability of the Companies shall be several, not joint or collective. Each Company shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs and expenses as provided in this Agreement, and any liability resulting herefrom. Each Company will defend, indemnify, and save harmless the other Companies hereto from and against any and all liability, loss, costs, damages, and expenses, including reasonable attorney's fees, caused by or growing out of the gross negligence, willful misconduct, or breach of this Agreement by such indemnifying Company.

     IN WITNESS WHEREOF, each Company has caused this Agreement to be executed and attested by its duly authorized officers.

                                       CENTRAL POWER AND LIGHT COMPANY
Attest

________________________               By:________________________________
Secretary                                       President


                                       WEST TEXAS UTILITIES COMPANY
Attest

________________________               By:________________________________
Secretary                                       President

                                       PUBLIC SERVICE COMPANY OF OKLAHOMA
Attest

________________________               By:________________________________
Secretary                                       President


                                       SOUTHWESTERN ELECTRIC POWER COMPANY
Attest

_________________________              By:________________________________
Secretary                                       President

                                       CENTRAL AND SOUTH WEST SERVICES, INC.
Attest

_________________________              By:________________________________
Secretary                                       President

                                   SCHEDULE A

                       ALLOCATION OF TRANSMISSION REVENUES


     1. Allocation of Transmission Revenues

     The revenue the Transmission  System Operator  receives pursuant to Section
6.4 of the  Agreement for service  provided by the Companies  under Parts II and
III of the Open Access Transmission Tariff, other than revenues received pursuant to Sections 26 (Stranded Cost Recovery), 27 (Compensation for New Facilities and Redispatch Costs), and 34.4 (Redispatch Charge) thereof and for System and Facilities Studies made pursuant to Sections 19 (Additional Study
Procedures for Firm Point-to-Point Transmission Service Requests) and 32 (Additional Study Procedures for Network Integration Transmission Service Requests), will be allocated among the Companies based on the ratios determined in accordance with Schedule B and Schedule C.

     Revenues related to studies performed for the benefit of Transmission Customers under Part II or Part III of the Open Access Transmission Tariff will be allocated among the four CSW Operating Companies in proportion to their respective number of transmission pole miles on the Transmission System. Revenues related to studies performed for the benefit of Transmission Customers under Part IV of the Open Access Transmission Tariff will be allocated between CPL and WTU in proportion to their respective number of transmission pole miles on the combined CPL/WTU system. Direct Assignment Facilities will be assigned to the Companies in proportion to the related costs that each of them incurred. Assignment of revenues received from a third party related to stranded cost or new transmission facilities shall be determined on a case-by-case basis.

                                   SCHEDULE B

                 ANNUAL TRANSMISSION REVENUE REQUIREMENTS RATIOS

     From time to time the Coordinating Committee will calculate for each of the Companies its Transmission Revenue Requirements Ratios set forth below. A Company's Transmission Revenue Requirements Ratio for revenue received under
Part III of the Open Access Transmission Tariff shall be a fraction, the numerator of which is the Company's transmission revenue requirement that is used to calculate the Annual Transmission Revenue Requirements amount set forth on Attachment H to the Open Access Transmission Tariff (herein called the Company Revenue Requirement) and the denominator of which is the sum of the Company Revenue Requirement for all of the Companies. A Company's Transmission Revenue Requirement Ratio for revenue received under Part II of the Open Access Transmission Tariff shall be a fraction, the numerator of which is the Company's transmission revenue requirement that is used to calculate the Annual cost of service Transmission Revenue Requirements amount underlying the rates set forth on Schedules 7 and 8 to the Open Access Transmission Tariff and the denominator of which is the sum of the Company Revenue Requirements for all of the Companies.

     1. Allocation Ratio for Revenue Received Under Part III of the Open Access Transmission Tariff from a Non-ERCOT Loading Serving Entity

          Revenue Requirement          Revenue Requirement Ratio

CPL          $60,092,806                      33.58595%
PSO          $43,794,213                      24.47665%
SWEPCO       $48,986,232                      27.37848%
WTU          $26,049,174                      14.55892%

TOTAL        $178,922,425                    100.00000%

     2. Allocation Ratio for Revenue Received Under Part-III of the Open Access Transmission Tariff from an ERCOT Load Serving Entity

          Revenue Requirement          Revenue Requirement Ratio

CPL          $ 2,834,098                       2.93693%
PSO          $43,794,213                      45.38323%
SWEPCO       $48,986,232                      50.76364%
WTU          $     884,123                     0.91620%

TOTAL        $96,498,666                     100.00000%


     3. Allocation Ratio for Revenue Received Under Part II of the Open Access Transmission Tariff

          Revenue Requirement          Revenue Requirement Ratio

CPL          $60,092,806                      32.83174%
PSO          $45,727,891                      24.98347%
SWEPCO       $51,149,157                      27.94538%
WTU          $26,062,756                      14.23941%

TOTAL        $183,032,610                    100.00000%


     4. Allocation Ratio for Revenue Received Under Part II of the Open Access Transmission Tariff When Part II Service Is Taken In Conjunction With
          Part IV Service

          Revenue Requirement          Revenue Requirement Ratio

CPL          $ 2,834,098                       2.81695%
PSO          $45,727,891                      45.45116%
SWEPCO       $51,149,157                      50.83962%
WTU          $   897,705                       0.89227%

TOTAL        $100,608,851                    100.00000%

     5. Allocation Ratio for Revenue Received Under Part II the of Open Access Transmission Tariff When Part II Service Is Taken In Conjunction With the SPP Tariff

          Revenue Requirement          Revenue Requirement Ratio

CPL          $60,092,806                      70.01019%
WTU          $25,741,569                      29.98981%

TOTAL        $85,834,375                     100.00000%


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                                       23

                                   SCHEDULE C

                    ALLOCATION OF ANCILLARY SERVICE REVENUES


     The revenues the Transmission System Operator receives pursuant to Schedules 1 through 6 and Schedules 9 through 19 under the Open Access
Transmission Tariff shall be allocated among the Companies as set forth below. Future revisions to the revenue ratios set forth in Schedule C will be made by the Companies' making an appropriate filing with the Commission, if required by law. Such changes shall become effective as of the date accepted or approved by the Commission, subject to refund if the Commission so orders.

     (a) Revenues received from System Scheduling, System Control and Dispatch Service under Schedule 1 of the Open Access Transmission Tariff will be allocated among the Companies based on the following ratio:

                  CPL                       31.25%
                  WTU                       11.78%
                  PSO                       25.48%
                  SWEPCO                    31.49%

     (b) Revenues received from System Reactive Supply and Voltage Control from Generation Sources Service under Schedule 2 of the Open Access Transmission Tariff will be allocated among the Companies based on the following ratio:

                  CPL                       53.59%
                  WTU                        7.23%
                  PSO                       15.60%
                  SWEPCO                    23.58%


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                                       24

     (c) Revenues received from System Regulation and Frequency Response Service under Schedule 3-A and from System Load Following Service under Schedule 3-B for load served in the PSO/SWEPCO Control Area will be allocated between PSO and SWEPCO based on the following ratio:

                  PSO                       40.00%
                  SWEPCO                    60.00%

          Revenues received from System Regulation and Frequency Response Service under Schedule 3-A and from System Load Following Service under Schedule 3-B for load served in the CPL/WTU Control Area will be allocated between CPL and WTU based on the following ratio:

                  CPL                       70.18%
                  WTU                       29.82%

     (d) Revenues received for and energy exchanged as part of System Energy Imbalance Service rendered under Schedule 4 will be allocated in the same manner as margin from off- system sales and purchases as set forth in Schedule F to the CSW Operating Agreement, a copy of which is attached hereto.

     (e) Revenues received from System Operating Reserve - Spinning Reserve Service (SPP) under Schedule 5 and from System Operating Reserve - Supplemental Reserve Service under Schedule 6 for load served in the PSO/SWEPCO Control Area will be allocated between PSO and SWEPCO based on the following ratio:

                  PSO                       35.91%
                  SWEPCO                    64.09%

     (f) Revenues received from System Operating Reserve - Responsive Reserve Service (ERCOT) under Schedule 5 and from System Operating Reserve - Supplemental Reserve Service under Schedule 6 for load served in the CPL/WTU Control Area will be allocated between CPL and WTU based on the following ratio:

                  CPL                       68.71%
                  WTU                       31.29%

     (g) Revenues received from the provision of the ERCOT Responsive Reserve Service under Schedule 9, ERCOT Spinning Reserve Service under
          Schedule 10, ERCOT Load  Following  Service  under  Schedule 13, ERCOT
          Generation - Scheduling Imbalance Service under Schedule 15, ERCOT Load - Schedule Imbalance Service under Schedule 16, ERCOT Scheduled Backup Service under Schedule 17, ERCOT Automatic Backup Service under
          Schedule 18, and ERCOT Emergency Energy Service under Schedule 19 for load served in the CPL/WTU Control Area will be allocated between CPL and WTU based on the following ratio:

                  CPL                       69.22%
                  WTU                       30.78%



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                                      26


     (h) Revenues received from the provision of the ERCOT Static Scheduling Service under Schedule 11 and ERCOT Dynamic Scheduling Service under
          Schedule 12 for load served in the CPL/WTU Control Area will be allocated between CPL and WTU based on the following ratio:

                  CPL                       72.62%
                  WTU                       27.38%

     (i) Revenues received from the provision of the ERCOT Load Regulation Service under Schedule 14 for load served in the CPL/WTU Control Area will be allocated between CPL and WTU based on the following ratio:

                  CPL                       70.53%
                  WTU                       29.47%